UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 9, 2015

ASHFORD HOSPITALITY PRIME, INC.

(Exact name of registrant as specified in its charter)

MARYLAND	001- 35972	46-2488594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 15, 2015, Ashford Hospitality Prime, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) including, among other things, audited financial statements of Yountville Investors, LLC as of December 31, 2014 and 2013 and for each of the two years ended December 31, 2014.  This amendment to the Original 8-K is being filed to include an additional consent of the independent auditors referenced in such financial statements.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Peterson Sullivan LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2016

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Peterson Sullivan LLP